                                                                    EXHIBIT 99.1


                                 HORIZON BANCORP

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Horizon Bancorp (the "COMPANY") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 11, 2002                    /s/ Craig M. Dwight
                                            -----------------------
                                            Craig M. Dwight
                                            Chief Executive Officer




Dated: November 11, 2002                    /s/ James H. Foglesong
                                            -----------------------
                                            James H. Foglesong
                                            Chief Financial Officer